                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                      FEBRUARY 15, 2005 (FEBRUARY 14, 2005)
               (Date of Report (date of earliest event reported))

                            MORTGAGEIT HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

             MARYLAND                     1-32213              20-0404134
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

       33 MAIDEN LANE NEW                                         10038
            YORK, NY                                            (Zip Code)

(Address of principal executive office)

                                 (212) 651-7700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
FD DISCLOSURE.

The following information is furnished pursuant to Item 2.02 "Results of
Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure."

On February 14, 2005, MortgageIT Holdings, Inc. (the "Company") issued a press release reporting preliminary operating data for the fourth quarter and year ended December 31, 2004. The Company also stated that it will not release its financial results on February 14, 2005, as previously scheduled, in order to provide additional time for the Company, its external auditors, and the audit committee of the board of directors to review financial disclosure matters, and whether the Company's hedging activities comply with SFAS 133, "Accounting for
Derivative Instruments and Hedging Activities." The Company does not expect that the outcome of that review will have a material effect on its prior or projected dividend payments. The Company expects to announce its financial results and conduct its conference call with the investment community prior to the anticipated timely filing of its Annual Report on Form 10-K. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed
"filed" for the purposes of Section 18 of the Securities Exchange Act of 1934,
as amended, or otherwise subject to the liabilities of that Section. The information under Items 2.02 and 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Items 2.02 and 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information under Items 2.02 and 7.01 in this
Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

                                    * * * * *

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in economic conditions generally and the real estate and bond markets specifically;
our ability to originate a portfolio of high quality prime adjustable-rate mortgage ("ARM") and hybrid ARM loans; changes in interest rates and/or credit spreads, as well as the success of our hedging strategy in relation to such changes; the quality and size of the investment pipeline and the rate at which we can invest our cash; legislative/regulatory changes; completion of pending investments; the availability and cost of capital for future investments;
competition within the finance and real estate industries; and other risks detailed from time to time in our SEC reports. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views as of the date of this report. The factors noted above could cause our actual results to differ significantly from those contained in any forward-looking statement. We are under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1     Press release of MortgageIT Holdings, Inc., dated
                  February 14, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MORTGAGEIT HOLDINGS, INC.

                                         By:   /s/ JOHN R. CUTI
                                               -----------------------------
                                               John R. Cuti
                                               General Counsel and Secretary

                            Date: February 15, 2005

                            MORTGAGEIT HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED FEBRUARY 15, 2005 (FEBRUARY 14, 2005)

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
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99.1         Press release of MortgageIT Holdings, Inc., dated February 14,
             2005.